Asset Backed Securities Portfolio Analysis
New Century
Mortgage Portfolio ABSC 2005-HE8

Disclaimer:

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors. Their relative merits should be carefully weighed. Where information has been obtained from outside sources, it is believed to be reliable but is not represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.

Credit Suisse First Boston

Asset-Backed Securities

New Century

Mortgage Portfolio ABSC 2005-HE8

Table 1

FICO	LTV	Count	Total Current Balance	Average Current Balance	Percent of Total Balance	Wtd Avg GWAC	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner OCC	% Full Doc	% Reduced Doc	% Stated Doc	% IO	% CA	% NY	% FL	Wtd Avg FICO
500 - 524	>65%	435	66,416,342.37	152,681.25	4.66	8.271	41.5	79.13	75.49	16.19	96.87	80.44	2.64	16.92	0.84	16.48	3.55	16.23	512
525 - 549	>65%	546	85,118,400.38	155,894.51	5.97	7.85	40.59	79.86	80.22	10.5	98.16	79.25	1.84	18.92	0	24.86	2.97	12.35	537
550 - 574	>65%	689	121,751,245.62	176,707.18	8.54	7.69	41.19	82.43	76.56	13.37	96.46	67.61	1.14	31.25	12.99	22.07	3.59	13.21	562
575 - 599	>70	1,022	170,695,202.34	167,020.75	11.97	7.375	40.57	84.14	81.54	9.73	93.82	68.95	0.94	30.11	29.59	30.23	3.11	9.49	588
600 - 624	>70	1,097	190,009,664.19	173,208.45	13.33	7.158	40.21	84.78	76.09	12.18	93.89	66.25	2.37	31.38	33.12	31.95	4.01	9.27	612
625 - 649	>70	1,179	214,391,998.13	181,842.24	15.04	7.189	40.74	85.58	71.19	12.9	92.33	49.66	2.83	47.5	35.36	36.12	6.66	8.46	637
650 - 674	>80%	504	87,901,176.21	174,407.10	6.17	7.429	40.89	91.01	70.13	11.25	80.93	49.67	1.16	49.17	27.82	40.07	6.43	7.38	661
675 - 699	>80%	325	56,254,644.41	173,091.21	3.95	7.49	40.62	91.56	65.95	12.95	75.85	37.45	0.45	62.1	31.56	37.85	7.84	10.03	685
700 - 724	>80%	156	30,117,691.97	193,062.13	2.11	7.37	39.93	91.81	75.82	9.26	67.92	39.03	2.61	58.36	23.88	40.61	8.76	11.83	711
725 - 749	>85%	82	13,929,310.92	169,869.65	0.98	7.98	37.57	93.22	68.39	9.9	56.21	26.15	0	73.85	22.9	40.44	5.91	5.96	734
750 - 774	>85%	50	9,876,176.46	197,523.53	0.69	7.424	42.03	92.54	47.68	19.22	70.6	30.32	0.65	69.03	43.22	38.83	7.15	12.97	760
775-799	>85%	26	4,063,087.65	156,272.60	0.29	7.948	43.28	93.59	76.73	0	69.64	42.87	0.75	56.38	21.47	45.68	17.59	6.09	785
800 >=	>85%	2	613,394.10	306,697.05	0.04	7.247	35.98	93.72	25.66	0	74.34	0	0	100	74.34	0	0	0	802

Table 2

LTV	DTI	Count	Total Current Balance	Average Current Balance	Percent of Total Balance	Wtd Avg GWAC	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner OCC	% Full Doc	% Reduced Doc	% Stated Doc	% IO	% CA	% NY	% FL	Wtd Avg FICO
60.00 - 64.99	>= 50	24	4,436,305.67	184,846.07	0.31	6.802	52.8	62.53	77.82	4.98	95.04	72.96	0	27.04	0	34.17	19.98	17.14	601
65.00 - 69.99	>= 50	45	8,858,313.69	196,851.42	0.62	6.845	52.96	67.27	60.73	14.77	87.2	77.24	5.57	17.19	2.05	47.99	11.48	19.83	587
70.00 - 74.99	>= 50	56	12,347,096.19	220,483.86	0.87	6.844	52.55	72.17	70.06	7.09	94.09	80.86	0	19.14	5.71	29.26	15.18	12.61	593
75.00 - 79.99	>= 50	65	11,919,249.71	183,373.07	0.84	7.279	52.79	75.83	81.21	7.57	94.53	86.57	0	13.43	0.81	25.04	3.56	13.7	578
80.00 - 84.99	>= 50	69	13,275,307.63	192,395.76	0.93	6.83	52.2	80.4	60.32	23.66	84.66	70.86	1.07	28.07	27.9	26.23	8.41	20.22	617
85.00 - 89.99	>= 50	33	6,545,782.81	198,357.05	0.46	7.152	51.54	86.75	92.3	6.54	100	97.14	0	2.86	1.95	18.37	0	9.38	585
90.00 - 94.99	>= 50	25	6,330,148.69	253,205.95	0.44	7.265	52.02	90.13	71.88	12.68	87.86	78.18	0	21.82	21.4	32.62	7.95	0	615
95.00 - 99.99	>= 50	6	1,338,510.82	223,085.14	0.09	7.36	51.52	95	96.49	3.51	60.34	70.21	0	29.79	41.52	71.31	0	0	654
>= 100	>= 50	16	1,017,885.44	63,617.84	0.07	10.396	51.51	100	53.61	26.45	100	93.72	0	6.28	0	24.42	0	13.95	636

Table 3

	Count	Total Current Balance	Average Current Balance	Percent of Total Balance	Wtd Avg GWAC	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner OCC	% Full Doc	% Reduced Doc	% Stated Doc	% IO	% CA	% NY	% FL	Wtd Avg FICO
DTI 20.00 24.99 and FICO < 525	26	3,003,915.24	115,535.20	0.21	8.285	21.93	72.08	95.38	2.91	100	84.16	1.7	14.14	18.51	20.46	0	5.22	516
DTI 25.00 29.99 and FICO < 550	89	11,592,845.05	130,256.69	0.81	7.863	27.89	77.3	83.39	11.28	99.55	90.61	1.07	8.32	0	19.19	6.65	8.28	526
DTI 30.00 34.99 and FICO < 575	241	34,247,963.60	142,107.73	2.4	7.911	32.93	77.43	83.97	9.52	97.16	74.84	2.39	22.77	4.18	22.62	2.12	9.63	541
DTI 35.00 39.99 and FICO < 600	468	75,392,843.17	161,095.82	5.29	7.67	37.67	79.21	81.58	11.09	97.52	71.72	1.25	27.03	13.34	22.78	3.62	10.27	560
DTI 40.00 44.99 and FICO < 625	876	152,406,125.31	173,979.60	10.69	7.505	42.58	80.24	78.32	12.08	95.55	65.52	1.52	32.95	22	30.25	2.83	11.69	577
DTI 45.00 49.99 and FICO < 650	1,695	317,541,886.96	187,340.35	22.27	7.378	47.79	82.51	74.24	11.27	94.77	62.92	0.76	36.32	26.29	35.25	4.97	10.89	591
DTI 50.00 54.99 and FICO < 675	349	65,330,786.05	187,194.23	4.58	7.081	52.32	73.52	73.05	11.63	92.16	80.57	0.97	18.46	7.83	31.62	8.76	14.33	583
DTI >= 55.00 and FICO < 700	18	3,435,539.87	190,863.33	0.24	7.487	56.38	77.25	70.48	26.15	84.98	79.22	0	20.78	11.99	17.64	0	12.07	572

Table 4

FICO	Documentation	Count	Total Current Balance	Average Current Balance	Percent of Total Balance	Wtd Avg GWAC	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner OCC	% Full Doc	% Reduced Doc	% Stated Doc	% IO	% CA	% NY	% FL	Wtd Avg FICO
500 - 524	Reduced	87	15,604,449.45	179,361.49	1.09	8.947	40.84	74.41	79.99	10.36	94.41	0	11.23	88.77	0	36.6	1.5	18.83	512
525 - 549	Reduced	117	22,828,772.73	195,117.72	1.6	8.394	40.67	73.98	72.73	13.56	95.81	0	6.85	93.15	0	37.94	2.93	16.07	537
550 - 574	Reduced	229	43,967,510.78	191,997.86	3.08	8.018	40.45	78.31	73.36	11.53	94.83	0	3.15	96.85	2.73	29.66	4.22	17.03	562
575 - 599	Reduced	312	64,835,522.27	207,806.16	4.55	7.772	40.31	80.18	78.25	7.64	88.96	0	3.2	96.8	19.25	37.35	4	11.97	588
600 - 624	Reduced	377	78,778,006.68	208,960.23	5.53	7.559	39.69	80.44	72.37	11.49	88.6	0	7.06	92.94	31.82	39.33	5.19	11.98	613
625 - 649	Reduced	589	117,516,937.33	199,519.42	8.24	7.566	41.15	83.31	66.56	12.43	88.59	0	5.45	94.55	36.77	38.52	9.25	8.28	637
650 - 674	Reduced	497	103,489,768.39	208,228.91	7.26	7.3	41.25	83.08	71.87	10.49	85.02	0	3.46	96.54	39.31	47.82	5.12	8.45	662
675 - 699	Reduced	352	76,749,198.11	218,037.49	5.38	7.232	40.91	83.66	63.25	14.03	80.18	0	1.5	98.5	42.01	47.65	7.77	8.5	686
700 - 724	Reduced	202	48,220,690.66	238,716.29	3.38	7.155	39.93	83.05	74.77	7.59	78.13	0	2.94	97.06	46.78	52.75	10.09	8.56	711
725 - 749	Reduced	116	26,694,101.94	230,121.57	1.87	7.422	39.93	83.96	69.56	9.75	74.3	0	0	100	40.18	56.01	6.37	3.68	736
750 - 774	Reduced	72	17,250,718.69	239,593.32	1.21	7.197	40.18	83.16	59.88	8.92	71.85	0	0.37	99.63	48.77	51.4	14.64	6.1	761
775 - 799	Reduced	31	6,559,221.95	211,587.80	0.46	7.578	40	84.35	73.23	0	68.94	0	2.32	97.68	27.44	46.88	24.62	3.77	786
>= 800	Reduced	4	1,376,474.09	344,118.52	0.1	6.455	37.07	86.11	66.87	0	88.57	0	0	100	78.05	44.93	0	0	809

Table 5

IO LOANS

FICO	Count	Total Current Balance	Average Current Balance	Percent of Total Balance	Wtd Avg GWAC	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner OCC	% Full Doc	% Reduced Doc	% Stated Doc	% IO	% CA	% NY	% FL	Wtd Avg FICO
FICO 550 - 574	62	17,370,135.40	280,163.47	1.22	7.027	41.34	81.72	76.69	14.25	100	93.08	2.63	4.29	100	53.93	0	10	566
FICO 575 - 599	212	54,078,650.39	255,087.97	3.79	6.812	41.49	82.4	83.03	9.34	97.66	76.93	0.38	22.7	100	60.06	3.79	5.15	588
FICO 600 - 624	225	69,370,546.68	308,313.54	4.87	6.84	40.71	83.29	77.78	11.08	99.56	63.86	2.66	33.48	100	65.44	2.59	4.5	612
FICO 625 - 649	247	76,996,858.60	311,728.17	5.4	6.787	41.53	84.02	69.59	13.63	99.04	43.88	3.8	52.31	100	65.62	3.28	4.88	636
FICO 650 - 674	183	62,275,866.35	340,305.28	4.37	6.693	42.25	82.6	71.72	11.25	96.99	34.68	3.65	61.67	100	64.96	2.51	2.93	661
FICO 675 - 699	142	48,447,042.83	341,176.36	3.4	6.596	41.32	82.82	68.17	15.69	94.68	33.45	0	66.55	100	60.3	7.96	4.22	685
FICO 700 - 724	85	29,416,514.71	346,076.64	2.06	6.635	40.91	82.07	76.94	7.5	94.36	23.32	2.15	74.53	100	69.68	3.17	5.7	711
FICO 725 - 749	39	13,994,975.61	358,845.53	0.98	6.74	40.65	81.97	63.87	13.01	94.43	23.36	0	76.64	100	72.54	0	2.3	739
FICO 750 - 774	41	13,179,137.93	321,442.39	0.92	6.726	42.78	84.3	60.1	9.96	95.65	36.16	0	63.84	100	56.9	14.09	6.61	761
FICO 775 - 799	7	2,701,299.99	385,900.00	0.19	6.956	38.61	82.04	100	0	100	33.37	0	66.63	100	77.64	0	5.7	788
FICO 800 >=	2	1,074,399.99	537,200.00	0.08	6.132	38.85	86.37	57.56	0	100	0	0	100	100	57.56	0	0	809

Table 6

Manufactured Housing

FICO	Count	Total Current Balance	Average Current Balance	Percent of Total Balance	Wtd Avg GWAC	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner OCC	% Full Doc	% Reduced Doc	% Stated Doc	% IO	% CA	% NY	% FL	Wtd Avg FICO